SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 29, 2011



                      Commission file number: 33-131110-NY

                               4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                    22-1895668
------------------------------                    ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)



         225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432
            --------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-5385
               --------------------------------------------------
              (Registrant's telephone number including area code)


         1 North Federal Highway, Suite 201 Boca Raton, Florida 33432
              ---------------------------------------------------
                 (Former Address of Principal Executive Office)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

       On April 29, 2011, 4net Software, Inc. (the "Company") issued a press release announcing that the Letter of Intent concerning the Company acquiring EnSA Holdings, LLC ("EnSA"), a privately-held Florida limited liability company with offices located in Fort Lauderdale, Florida, has been terminated. In connection with the termination of the Letter of Intent, EnSA agreed to reimburse the Company for expenses incurred by the Company in connection with the proposed transaction with EnSA. A copy of the Company's press release is attached to this report as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (d) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
-------
99.1     Press Release, dated April 29, 2011.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 29, 2011


                                            4net Software, Inc.
                                                (Registrant)



                                          By:  /s/ STEVEN N. BRONSON
                                               ----------------------------
                                               Steven N. Bronson,
                                               CEO and President